SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 1998


                               SOUND ADVICE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             0-15194                                     59-1520531
     (COMMISSION FILE NUMBER                 (IRS EMPLOYER IDENTIFICATION NO.)


                               SOUND ADVICE, INC.
                            1901 TIGERTAIL BOULEVARD
                                DANIA, FLORIDA                          33004
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)        (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 922-4434

ITEM 8.           CHANGE IN FISCAL YEAR

         On February 13, 1998, the Board of Directors of Sound Advice, Inc. (the "Company") voted to change the Company's fiscal year end from the twelve month period ending on June 30 to January 31. The Company will file a Form 10-K covering the transition period from July 1, 1997 to January 31, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SOUND ADVICE, INC.


Date:  February 20, 1998                  By:/S/ KENNETH L. DANIELSON
                                             ------------------------
                                                       Kenneth L. Danielson
                                                       Chief Financial and
                                                       Accounting Officer